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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              -------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              -------------------



Date of Report (Date of earliest event reported): January 15, 2002



                               SL INDUSTRIES, INC.
               (Exact name of issuer as specified in its charter)



New Jersey                            1-4987              21-0682685
(STATE OR OTHER JURISDICTION OF       (COMMISSION         (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      FILE NUMBER)        IDENTIFICATION NUMBER)


                         520 Fellowship Road, Suite A114
                         Mount Laurel, New Jersey 08054
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (856) 727-1500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

        On January 15, 2002, SL Industries, Inc. (the "Company") issued a press release announcing certain information regarding its financial performance for its fourth quarter ended December 31, 2001.

        A copy of the press release appears as Exhibit 99 to this Report. The
Exhibit is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     The following is filed as an Exhibit to this Report:

Exhibit Number          Description
--------------          -----------
     99                 Press Release dated January 15, 2002.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Mount Laurel, State of New Jersey, on the 15th day of January, 2002.


                                  SL INDUSTRIES, INC.


                                  By: /s/ David R. Nuzzo
                                      -------------------------------------
                                      David R. Nuzzo
                                      Vice President Finance and Administration


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                                  EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------
     99                 Press Release dated January 15, 2002.